Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2018				2017						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD

	.	.
Sales	$10,037	$10,465	$10,794	$31,296	$9,434	$9,930	$10,325	$29,689	$10,433	$40,122	5%	5%

Costs, Expenses and Other
Materials and production	3,184	3,417	3,619	10,220	3,049	3,116	3,307	9,472	3,440	12,912	9%	8%
Marketing and administrative	2,508	2,508	2,443	7,459	2,472	2,500	2,459	7,432	2,643	10,074	-1%	—
Research and development	3,196	2,274	2,068	7,538	1,830	1,782	4,413	8,024	2,314	10,339	-53%	-6%
Restructuring costs	95	228	171	494	151	166	153	470	306	776	12%	5%
Other (income) expense, net	(291)	(48)	(172)	(512)	(71)	(73)	(207)	(351)	(149)	(500)	-17%	46%
Income Before Taxes	1,345	2,086	2,665	6,097	2,003	2,439	200	4,642	1,879	6,521	*	31%
Taxes on Income	604	370	707	1,682	447	488	251	1,186	2,917	4,103
Net Income (Loss)	741	1,716	1,958	4,415	1,556	1,951	(51)	3,456	(1,038)	2,418	*	28%
Less: Net Income Attributable to Noncontrolling Interests	5	9	8	22	5	5	5	16	8	24
Net Income (Loss) Attributable to Merck & Co., Inc.	$736	$1,707	$1,950	$4,393	$1,551	$1,946	$(56)	$3,440	$(1,046)	$2,394	*	28%
Earnings (Loss) per Common Share Assuming Dilution (1)	$0.27	$0.63	$0.73	$1.63	$0.56	$0.71	$(0.02)	$1.25	$(0.39)	$0.87	*	30%

Average Shares Outstanding Assuming Dilution (1)	2,710	2,696	2,678	2,694	2,766	2,752	2,727	2,754	2,715	2,748
Tax Rate	44.9%	17.8%	26.5%	27.6%	22.3%	20.0%	125.5%	25.5%	155.2%	62.9%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

On January 1, 2018, the company adopted a new accounting standard related to defined benefit plans that requires the components of net benefit cost/credit (other than service costs) be presented in the statement of income outside of operating expenses. Upon adoption, net periodic benefit cost/credit other than service cost was reclassified to Other (income) expense, net from the previous classifications within Materials and production costs, Marketing and administrative expenses and Research and development costs.  Previously reported amounts have been reclassified to conform to the new presentation. There was no impact to net income as a result of adopting the new standard.

(1) Because the company recorded net losses in the third and fourth quarters of 2017, no potential dilutive common shares were used in the computations of loss per common share assuming dilution as the effects would have been anti-dilutive.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

THIRD QUARTER 2017

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items (3)		Adjustment Subtotal	Non-GAAP

Materials and production	$3,307	768		25				793	$2,514
Marketing and administrative	2,459	11						11	2,448
Research and development	4,413	271		2		2,350		2,623	1,790
Restructuring costs	153			153				153	—
Other (income) expense, net	(207)	(18)						(18)	(189)
Income Before Taxes	200	(1,032)		(180)		(2,350)		(3,562)	3,762
Income Tax Provision (Benefit)	251	(179	)(4)	(39	)(4)	(234	)(5)	(452)	703
Net (Loss) Income	(51)	(853)		(141)		(2,116)		(3,110)	3,059
Net (Loss) Income Attributable to Merck & Co., Inc.	(56)	(853)		(141)		(2,116)		(3,110)	3,054
(Loss) Earnings per Common Share Assuming Dilution	$(0.02)	(0.31)		(0.05)		(0.77)		(1.13)	$1.11

Tax Rate	125.5%								18.7%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs primarily reflect expenses for the amortization of intangible assets recognized as a result of business acquisitions.  Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures.  Amounts included in research and development expenses reflect $245 million of in-process research and development (IPR&D) impairment charges and $26 million of expenses related to an increase in the estimated fair value measurement of liabilities for contingent consideration.  Amount included in other (income) expense, net represents royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Amount included in research and development expenses represents an aggregate charge related to the formation of a collaboration with AstraZeneca PLC.

(4) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(5) Represents a net tax benefit related to the settlement of certain federal income tax issues.

MERCK & CO., INC.

GAAP TO NON-GAAP RECONCILIATION

NINE MONTHS ENDED SEPTEMBER 30, 2017

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition and Divestiture-Related Costs (1)		Restructuring Costs (2)		Certain Other Items (3)		Adjustment Subtotal	Non-GAAP

Materials and production	$9,472	2,450		121				2,571	$6,901
Marketing and administrative	7,432	40		3				43	7,389
Research and development	8,024	289		11		2,350		2,650	5,374
Restructuring costs	470			470				470	—
Other (income) expense, net	(351)	18				(9)		9	(360)
Income Before Taxes	4,642	(2,797)		(605)		(2,341)		(5,743)	10,385
Income Tax Provision (Benefit)	1,186	(464	)(4)	(132	)(4)	(319	)(5)	(915)	2,101
Net Income	3,456	(2,333)		(473)		(2,022)		(4,828)	8,284
Net Income Attributable to Merck & Co., Inc.	3,440	(2,333)		(473)		(2,022)		(4,828)	8,268
Earnings per Common Share Assuming Dilution	$1.25	(0.85)		(0.17)		(0.73)		(1.75)	$3.00

Tax Rate	25.5%								20.2%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s results as it permits investors to understand how management assesses performance. Management uses these measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. Senior management’s annual compensation is derived in part using non-GAAP income and non-GAAP EPS. This information should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs primarily reflect $2.3 billion of expenses for the amortization of intangible assets recognized as a result of business acquisitions, as well as intangible asset impairment charges of $123 million.  Amounts included in marketing and administrative expenses reflect integration, transaction and certain other costs related to business acquisitions and divestitures.  Amounts included in research and development expenses reflect $253 million of in-process research and development (IPR&D) impairment charges, as well as $36 million of expenses related to an increase in the estimated fair value measurement of liabilities for contingent consideration.  Amounts included in other (income) expense, net reflect an increase in the estimated fair value measurement of liabilities for contingent consideration, partially offset by royalty income related to the termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company’s formal restructuring programs.

(3) Amount included in research and development expenses represents an aggregate charge related to the formation of a collaboration with AstraZeneca PLC.

(4) Represents the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(5) Includes the estimated tax impact on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments, as well as a $234 million net tax benefit related to the settlement of certain federal income tax issues and an $88 million tax benefit related to the settlement of a state income tax issue.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

THIRD QUARTER 2018

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	3Q 2018	3Q 2017	% Change	3Q 2018	3Q 2017	% Change	3Q 2018	3Q 2017	% Change
TOTAL SALES (1)	$10,794	$10,325	5	$5,030	$4,594	9	$5,764	$5,732	1
PHARMACEUTICAL	9,658	9,156	5	4,649	4,197	11	5,010	4,959	1
Oncology
Keytruda	1,889	1,047	80	1,109	604	84	780	442	76
Emend	123	137	-10	71	88	-20	52	49	6
Temodar	46	68	-32				46	68	-33
Alliance Revenue - Lynparza	49	5	*	33			15	5	*
Alliance Revenue - Lenvima	43			30			13
Vaccines (2)
Gardasil / Gardasil 9	1,048	675	55	740	484	53	308	191	62
ProQuad / M-M-R II / Varivax	525	519	1	429	419	2	96	100	-4
Pneumovax 23	214	229	-7	160	174	-8	54	56	-3
RotaTeq	191	179	7	134	127	6	57	52	10
Zostavax	54	234	-77	(1)	139	-101	56	94	-41
Hospital Acute Care
Bridion	217	185	17	96	63	52	120	122	-1
Noxafil	188	162	16	89	78	13	99	83	19
Invanz	137	159	-14	74	93	-20	62	66	-6
Cubicin	95	91	4	55	41	33	40	50	-19
Cancidas	79	94	-16	2	6	-62	77	88	-13
Primaxin	72	73	-1	1	5	-86	71	68	5
Immunology
Simponi	210	219	-4				210	219	-4
Remicade	135	214	-37				135	214	-37
Neuroscience
Belsomra	66	56	17	23	27	-12	43	30	44
Virology
Isentress / Isentress HD	275	310	-11	123	143	-14	151	167	-9
Zepatier	104	468	-78	18	228	-92	86	241	-64
Cardiovascular
Zetia	165	320	-48	9	65	-86	157	255	-39
Vytorin	92	142	-35		(6)	108	92	148	-38
Atozet	84	59	42				84	59	42
Adempas	94	70	35				94	70	35
Diabetes (3)
Januvia	927	1,012	-8	498	598	-17	429	414	4
Janumet	563	513	10	225	197	14	339	316	7
Women’s Health
NuvaRing	234	214	9	193	160	21	41	54	-25
Implanon / Nexplanon	186	155	20	133	110	21	53	45	19
Diversified Brands
Singulair	161	161		5	16	-68	156	145	7
Cozaar / Hyzaar	103	128	-20	4	9	-53	99	119	-17
Arcoxia	83	80	3				83	80	3
Nasonex	71	42	67	7	(23)	129	64	65	-2
Follistim AQ	60	72	-16	26	30	-13	34	41	-18
Dulera	50	59	-15	44	52	-16	6	7	-6
Fosamax	45	53	-16	2	4	-46	42	48	-13
Other Pharmaceutical (4)	980	952	3	317	266	19	666	688	-3
ANIMAL HEALTH	1,021	1,000	2	306	290	6	715	710	1
Livestock	660	655	1	153	137	12	508	518	-2
Companion Animals	361	345	5	153	153		207	192	8
Other Revenues (5)	115	169	-32	75	107	-30	39	63	-39

* 200% or greater

(1) Only select products are shown.

(2) Total Vaccines sales were $2,159 million and $1,924 million on a global basis for third quarter 2018 and 2017, respectively.

(3) Total Diabetes sales were $1,506 million and $1,531 million on a global basis for third quarter 2018 and 2017, respectively.

(4) Includes Pharmaceutical products not individually shown above.

(5) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SEPTEMBER YEAR-TO-DATE 2018

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	Sep YTD 2018	Sep YTD 2017	% Change	Sep YTD 2018	Sep YTD 2017	% Change	Sep YTD 2018	Sep YTD 2017	% Change
TOTAL SALES (1)	$31,296	$29,689	5	$13,425	$13,096	3	$17,871	$16,593	8
PHARMACEUTICAL	27,859	26,101	7	12,206	11,887	3	15,653	14,214	10
Oncology
Keytruda	5,020	2,512	100	2,906	1,522	91	2,114	990	114
Emend	396	413	-4	239	257	-7	157	156	1
Temodar	159	198	-20	3	4	-40	156	194	-19
Alliance Revenue - Lynparza	125	5	*	88			37	5	*
Alliance Revenue - Lenvima	78			49			29
Vaccines (2)
Gardasil / Gardasil 9	2,317	1,675	38	1,422	1,195	19	894	481	86
ProQuad / M-M-R II / Varivax	1,343	1,273	5	1,097	1,058	4	246	215	14
Pneumovax 23	586	558	5	394	392	1	192	166	15
RotaTeq	540	525	3	384	377	2	156	148	6
Zostavax	163	547	-70	16	356	-96	147	191	-23
Hospital Acute Care
Bridion	661	495	33	272	162	67	389	333	17
Noxafil	551	458	21	257	220	17	294	237	24
Invanz	437	445	-2	252	268	-6	185	177	4
Cubicin	287	290	-1	150	148	1	137	141	-3
Cancidas	257	327	-22	10	17	-45	247	310	-20
Primaxin	212	206	3	6	7	-12	206	199	3
Immunology
Simponi	673	602	12				673	602	12
Remicade	459	651	-29				459	651	-29
Neuroscience
Belsomra	191	150	27	76	72	5	115	78	47
Virology
Isentress / Isentress HD	860	896	-4	383	422	-9	477	474	1
Zepatier	347	1,363	-75	8	683	-99	339	680	-50
Cardiovascular
Zetia	696	1,021	-32	34	298	-89	662	723	-8
Vytorin	414	565	-27	11	114	-90	402	451	-11
Atozet	258	171	51				258	171	51
Adempas	238	221	7				238	221	7
Diabetes (3)
Januvia	2,756	2,799	-2	1,466	1,646	-11	1,291	1,153	12
Janumet	1,693	1,572	8	625	640	-2	1,067	933	14
Women’s Health
NuvaRing	686	573	20	550	425	29	135	148	-9
Implanon / Nexplanon	535	503	6	375	367	2	160	137	17
Diversified Brands
Singulair	521	550	-5	16	28	-44	505	522	-3
Cozaar / Hyzaar	348	360	-3	18	15	26	330	345	-4
Nasonex	274	266	3	8	16	-49	266	250	6
Arcoxia	249	272	-8				249	272	-8
Follistim AQ	198	232	-15	83	104	-21	115	128	-10
Fosamax	159	180	-12	3	7	-53	155	173	-10
Dulera	149	210	-29	128	191	-33	21	19	9
Other Pharmaceutical (4)	3,023	3,017		877	876		2,150	2,140
ANIMAL HEALTH	3,176	2,894	10	924	842	10	2,252	2,052	10
Livestock	1,946	1,816	7	383	359	7	1,563	1,457	7
Companion Animals	1,230	1,078	14	541	483	12	689	595	16
Other Revenues (5)	261	694	-62	295	367	-20	(34)	327	-110

* 200% or greater

(1) Only select products are shown.

(2) Total Vaccines sales were $5,254 million and $4,843 million on a global basis for September YTD 2018 and 2017, respectively.

(3) Total Diabetes sales were $4,510 million and $4,389 million on a global basis for September YTD 2018 and 2017, respectively.

(4) Includes Pharmaceutical products not individually shown above.

(5) Other Revenues are comprised primarily of Healthcare Services segment revenue, third-party manufacturing sales and miscellaneous corporate revenues, including revenue hedging activities.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2018				2017						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q
TOTAL PHARMACEUTICAL	$8,919	$9,282	$9,658	$27,859	$8,185	$8,759	$9,156	$26,101	$9,290	$35,390	5

United States	3,716	3,841	4,649	12,206	3,761	3,929	4,197	11,887	3,967	15,854	11
% Pharmaceutical Sales	41.7%	41.4%	48.1%	43.8%	45.9%	44.9%	45.8%	45.5%	42.7%	44.8%

Europe (1)	2,402	2,322	2,114	6,839	1,977	2,082	2,174	6,232	2,290	8,522	-3
% Pharmaceutical Sales	26.9%	25.0%	21.9%	24.5%	24.2%	23.8%	23.7%	23.9%	24.7%	24.1%

Japan	718	834	740	2,292	688	818	756	2,262	780	3,043	-2
% Pharmaceutical Sales	8.1%	9.0%	7.7%	8.2%	8.4%	9.3%	8.3%	8.7%	8.4%	8.6%

Asia Pacific	1,112	1,224	1,054	3,390	889	946	994	2,829	1,054	3,883	6
% Pharmaceutical Sales	12.5%	13.2%	10.9%	12.2%	10.9%	10.8%	10.9%	10.8%	11.3%	11.0%

China	459	530	488	1,476	328	353	377	1,058	439	1,497	30

Latin America	398	459	493	1,350	375	462	451	1,288	547	1,836	9
% Pharmaceutical Sales	4.5%	4.9%	5.1%	4.8%	4.6%	5.3%	4.9%	4.9%	5.9%	5.2%

Eastern Europe/Middle East Africa	335	356	347	1,038	255	314	349	918	397	1,314	0
% Pharmaceutical Sales	3.8%	3.8%	3.6%	3.7%	3.1%	3.6%	3.8%	3.5%	4.3%	3.7%

Canada	196	192	177	565	182	171	193	546	193	739	-8
% Pharmaceutical Sales	2.2%	2.1%	1.8%	2.0%	2.2%	2.0%	2.1%	2.1%	2.1%	2.1%

Other	42	54	84	179	58	37	42	139	62	199	100
% Pharmaceutical Sales	0.5%	0.6%	0.9%	0.6%	0.7%	0.4%	0.5%	0.5%	0.7%	0.6%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	3Q18	3Q17	Sep YTD 2018	Sep YTD 2017
Interest income	$(92)	$(90)	$(257)	$(284)
Interest expense	190	189	569	564
Exchange losses (gains)	42	(6)	119	5
Equity income from affiliates	(81)	(18)	(93)	(11)
Net periodic defined benefit plan (credit) cost other than service cost	(119)	(121)	(384)	(381)
Other, net	(112)	(161)	(466)	(244)
Total	$(172)	$(207)	$(512)	$(351)

On January 1, 2018, the company adopted a new accounting standard related to defined benefit plans that requires the components of net benefit cost/credit (other than service costs) be presented in the statement of income outside of operating expenses. Upon adoption, net periodic benefit cost/credit other than service cost was reclassified to Other (income) expense, net from the previous classifications within Materials and production costs, Marketing and administrative expenses and Research and development costs.  Previously reported amounts have been reclassified to conform to the new presentation. There was no impact to net income as a result of adopting the new standard.